NICOR Inc.
                                                      Form S-8
                                                      Exbibit 24.01




                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Post-Effective Amendment (or amendments thereto as may be necessary) to a Registration Statement under the Securities Act of 1933, with respect to the NICOR Inc. 1989 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.


                                     ROBERT M. BEAVERS, JR.
                                     Robert M. Beavers, Jr.




                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Post-Effective Amendment (or amendments thereto as may be necessary) to a Registration Statement under the Securities Act of 1933, with respect to the NICOR Inc. 1989 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.


                                         BRUCE P. BICKNER
                                         Bruce P. Bickner




                            POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Post-Effective Amendment (or amendments thereto as may be necessary) to a Registration Statement under the Securities Act of 1933, with respect to the NICOR Inc. 1989 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.


                                     JOHN H. BIRDSALL, III
                                     John H. Birdsall, III




                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Post-Effective Amendment (or amendments thereto as may be necessary) to a Registration Statement under the Securities Act of 1933, with respect to the NICOR Inc. 1989 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.


                                          W. H. CLARK
                                          W. H. Clark




                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Post-Effective Amendment (or amendments thereto as may be necessary) to a Registration Statement under the Securities Act of 1933, with respect to the NICOR Inc. 1989 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.


                                             JOHN E. JONES
                                             John E. Jones




                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Post-Effective Amendment (or amendments thereto as may be necessary) to a Registration Statement under the Securities Act of 1933, with respect to the NICOR Inc. 1989 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.


                                           DENNIS J. KELLER
                                           Dennis J. Keller




                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Post-Effective Amendment (or amendments thereto as may be necessary) to a Registration Statement under the Securities Act of 1933, with respect to the NICOR Inc. 1989 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.


                                           SIDNEY R. PETERSEN
                                           Sidney R. Petersen




                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Post-Effective Amendment (or amendments thereto as may be necessary) to a Registration Statement under the Securities Act of 1933, with respect to the NICOR Inc. 1989 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.


                                        DANIEL R. TOLL
                                        Daniel R. Toll




                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Post-Effective Amendment (or amendments thereto as may be necessary) to a Registration Statement under the Securities Act of 1933, with respect to the NICOR Inc. 1989 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.


                                         PATRICIA A. WIER
                                         Patricia A. Wier